SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2018

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Arrangements with Concord Holding Group, LLC

Securities Purchase Agreement. On March 30, 2018, Airborne Wireless Network (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Concord Holding Group, LLC (“Concord”). The SPA provides for the purchase of two 10% Convertible Promissory Notes in the aggregate principal amount of $145,833 each (each such note, a “Note,” and together, the “Notes”). One such note was paid for by Concord on March 30, 2018, with the Company receiving $125,000 for the purchase price, net of an original issuance discount and less costs to reimburse Concord for certain of its expenses (the “Front-end Note”). Concord paid for the other note (the “Back-end Note”) by issuing an offsetting note (the “Collateralized Note”) for $131,250, which is reflective of the purchase price of Back-end Note, net of an original issuance discount and less costs to reimburse Concord for certain of its expenses. The Collateralized Note is secured by a pledge of cash in an amount equal to the principal outstanding under the Collateralized Note and will be repaid by Concord, thereby funding the Back-end Note, by or before the maturity date of the Collateralized Note, which is December 30, 2018.

The SPA contains customary representations and warranties, including representations from Concord regarding its status as an “accredited investor” and its investment purpose, and representations from the Company regarding its organization, authorization to enter into the transaction and ability to conduct its business, among other things. The SPA provides that the Company shall indemnify Concord for all losses or damages arising out of any breach of any representation, warranty or covenant of the SPA by the Company.

Pursuant to the terms of the SPA, the Company issued 226,645 shares of its common stock to Concord as additional consideration in connection with Concord’s agreement to purchase the Notes. The Company also granted piggy-back registration rights to Concord with respect to such shares and any shares issued upon conversion of the Notes such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement on Form S-1 originally filed by the Company on August 31, 2017), then the resale by Concord of any of its shares must be included as part of the offering registered under that registration statement.

There is no material relationship between the Company or its affiliates and Concord other than in respect of the SPA and the Notes and the previously disclosed note purchases made by Concord on each of September 19, 2017 and January 10, 2018. This description of the SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the SPA, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Promissory Notes. Both Notes have a maturity date of March 30, 2019 and bear interest at a rate of 10% per annum. Under each Note, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance) given by Concord at any time after issuance, with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the Notes contain customary events of default and further provide that the Company will be in default if the Company ceases to be current in its filings with the Securities and Exchange Commission, ceases operations, becomes subject to a money judgment in excess of $145,833 (which is not paid, vacated or stayed within 15 days) or experiences a change in its board of directors such that the majority of the members of the board of directors on the date of sale of the Notes cease serving on the board. Upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of a Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain other events of default, the principal balance of the applicable Note will be increased by 50%.

Concord also has the right to convert all or a portion of the outstanding and unpaid principal amount under each Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion right can be exercised at any time, in full or in part, following the date that the Notes have been outstanding for six months. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Company may prepay each Note during the first 180 days that such Note is outstanding, but only by: (i) paying 120% of the outstanding principal balance in addition to accrued interest, if the Company exercises this right during the first 90 days that the Note is outstanding, or (ii) paying 130% of the outstanding principal balance in addition to accrued interest, if the Company exercises this right during the period beginning on the 91st day following the issue date of the Note and ending on the date that is 180 days following the issue date of the Note. After the 180th day that the Notes have been outstanding, the Company may not prepay either Note balance.

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The Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Concord also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Notes, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by this reference.

Amendment to Promissory Note to Lucas Hoppel

On April 3, 2018, the Company entered into an amendment (the “Note Amendment”) to its promissory note, dated October 3, 2017 (the “Hoppel Promissory Note”), issued by the Company to Lucas Hoppel, an individual (“Hoppel”), pursuant to which the Company is obligated to repay Hoppel $86,250 in aggregate principal, plus interest. The purpose of the Note Amendment is to extend the maturity date from April 5, 2018 to May 15, 2018 and to provide that the holder may convert the amount outstanding under the Hoppel Promissory Note at any time, not only when the Company is in default. All other terms and conditions of the Hoppel Promissory Note are unaffected by the Note Amendment.

There is no material relationship between the Company or its affiliates and Hoppel other than in respect of the Promissory Note, as amended by the Note Amendment, the Warrant, dated October 3, 2017 issued by the Company to Hoppel and the related Securities Purchase Agreement between the Company and Hoppel, dated October 3, 2017, as well as the Promissory Note, dated December 22, 2017, issued by the Company to Hoppel, the Warrant, dated December 22, 2017, issued by the Company to Hoppel and the related Securities Purchase Agreement between the Company and Hoppel, dated December 22, 2017. This description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Note Amendment, which is attached hereto as Exhibit 4.3 and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	10% Convertible Promissory Note, dated as of March 30, 2018, issued by Airborne Wireless Network to Concord Holding Group, LLC
4.2	10% Convertible Promissory Note, Back-end Note, dated as of March 30, 2018, issued by Airborne Wireless Network to Concord Holding Group, LLC
4.3	Amendment to $86,250 Promissory Note dated October 3, 2017 to Lucas Hoppel
10.1	Securities Purchase Agreement, dated as of March 30, 2018, by and between Airborne Wireless Network and Concord Holding Group, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: April 5, 2018	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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